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               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of August 15, 1997 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         Original Certificate Principal Amount)

         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                                                                      $0.00

         2.     The amount of the currently monthly
                distribution in respect of Class B
                Monthly Principal                                                                                      $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                                                                      $0.00

         4.     The amount of the currently monthly
                distribution in respect of Class A
                Monthly Interest                                                                                       $5.04

         5.     The amount of the currently monthly
                distribution in respect of Class A
                Deficiency Amounts                                                                                     $0.00

         6.     The amount of the currently monthly
                distribution in respect of Class A
                Additional Interest                                                                                    $0.00

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         7.     The amount of the currently monthly
                distribution in respect of Class B                                                                     $5.13
                Monthly Interest

         8.     The amount of the currently monthly
                distribution in respect of Class B
                Deficiency Amounts                                                                                     $0.00

         9.     The amount of the currently monthly
                distribution in respect of Class B
                Additional Interest                                                                                    $0.00

         10.    The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Interest                                                                                       $5.11

         11.    The amount of the currently monthly
                distribution in respect of any
                accrued and unpaid Collateral
                Monthly Interest                                                                                       $0.00


E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables

                (a)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A
                       Certificates                                                            $43,208,241.34

                (b)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B
                       Certificates                                                             $2,541,661.26


                (c)    The aggregate amount of
                       Collections of Principal


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                       Receivables processed during
                       the related Monthly Period
                       which are allocated in respect
                       of the Collateral Interest                                                              $2,662,692.74

         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of
                       Principal Receivables in the
                       Trust as of the end of the
                       day on the last day of the
                       related Monthly Period                                                              $1,849,546,738.14

                (b)    The amount of Principal
                       Receivables in the Trust
                       represented by the Investor
                       Interest of Series 1995-1
                       as of the end of the day on
                       the last day of the related
                       Monthly Period                                                                        $500,000,000.00

                (c)    The amount of Principal
                       Receivables in the Trust
                       represented by the Series
                       1995-1 Adjusted Investor
                       Interest as of the end of
                       the day on the last day of
                       the related Monthly Period                                                            $500,000,000.00

                (d)    The amount of Principal
                       Receivables in the Trust
                       represented by the Class A
                       Investor Interest as of the end
                       of the day on the last day of
                       the related Monthly Period                                                            $446,250,000.00

                (e)    The amount of Principal
                       Receivables in the Trust
                       represented by the Class A
                       Adjusted Investor Interest as of
                       the end of day on the last day
                       of the related Monthly Period                                                         $446,250,000.00

                (f)    The amount of Principal
                       Receivables in the Trust

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                       represented by the Class B
                       Investor Interest as of the
                       end of the day on the last day
                       of the related Monthly Period                                                          $26,250,000.00

                (g)    The amount of Principal
                       Receivables in the Trust
                       represented by the Collateral
                       Interest as of the end of the
                       date on the last day of the
                       related Monthly Period                                                                 $27,500,000.00

                (h)    The Floating Investor Percentage
                       with respect to the related
                       Monthly Period                                                                                27.0185%

                (i)    The Class A Floating Allocation
                       with respect to the related
                       Monthly Period                                                                                89.2500%

                (j)    The class B Floating Allocation
                       with respect to the related
                       Monthly Period                                                                                 5.2500%

                (k)    The Collateral Floating Allocation
                       with respect to the related
                       Monthly Period                                                                                 5.5000%

                (l)    The Fixed Investor Percentage
                       with respect to the related
                       Monthly Period                                                                                27.0185%

                (m)    The Class A Fixed Allocation
                       with respect to the related
                       Monthly Period                                                                                89.2500%

                (n)    The Class B Fixed Allocation
                       with respect to the related
                       Monthly Period                                                                                 5.2500%


                (o)    The Collateral Fixed Allocation
                       with respect to the related
                       Monthly Period                                                                                 5.5000%


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         3.     Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                                   Aggregate                         Percentage
                                                                                    Account                           of Total
                                                                                    Balance                          Receivables

                (a)    30 - 59 days:                                            $19,345,263.09                         1.0328%
                                                                                ---------------
                (b)    60 - 89 days:                                            $10,074,467.86                         0.5378%
                                                                                ---------------
                (c)    90 - or more days:                                       $13,718,265.27                         0.7324%
                                                                                ---------------
                                                   Total:                       $43,137,996.22                         2.3030%
                                                                                ---------------

         4.     Investor Default Amount

                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                                                                  $1,497,518.77

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                                                                  $1,336,535.50

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                                                                     $78,619.74

                (d)    The Collateral Default Amount
                       for the related Monthly Period                                                             $82,363.53

         5.     Investor Charge Offs

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                                                                  $0.00




                (b)    The aggregate amount of
                       Class A Investor Charge-Offs
                       set forth in 5 (a) above per
                       $1,000 of original Certificate
                       principal amount                                                                                $0.00


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                (c)    The aggregate amount of Class
                       B Investor Charge-Offs for the
                       related Monthly Period                                                                          $0.00

                (d)    The aggregate amount of Class
                        B Investor Charge-Offs set forth
                       in 5 (c) above per $1,000 of
                       original certificate principal
                       amount                                                                                          $0.00

                (e)    The aggregate amount of
                       Collateral Charge-Offs for the
                       related Monthly Period                                                                          $0.00

                (f)    The aggregate amount of
                       Collateral Charge-Offs set
                       forth in 5 (e) above per $1,000
                       of original certificate principal
                       amount                                                                                          $0.00

                (g)    The aggregate amount of Class A
                       Investor Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                                                                $0.00

                (h)    The aggregate amount of Class A
                       Investor Charge-Offs set forth
                       in 5 (g) above per $1,000 original
                       certificate principal amount re-
                       imbursed on the Transfer Date
                       immediately preceding this
                       Distribution Date                                                                               $0.00

                (i)    The aggregate amount of Class B
                       Investor Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                                                                $0.00

                (j)    The aggregate amount of Class B
                       Investor Charge-Offs set forth
                       in 5 (i) above per $1,000 original
                       certificate principal amount re-
                       imbursed on the Transfer Date



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                       immediately preceding this Distribution Date                                                    $0.00


                (k)    The aggregate amount of
                       Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately
                       preceding this Distribution Date                                                                $0.00

                (l)    The aggregate amount of
                       Collateral Charge-Offs set
                       forth in 5(k) above per $1,000
                       original certificate principal
                       amount reimbursed on the Transfer
                       Date immediately preceding
                       Distribution Date                                                                               $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A
                       Servicing Fee payable by the
                       Trust to the Servicer for
                       the related Monthly Period                                                                $371,875.00

                (b)    The amount of the Class B
                       Servicing Fee payable by the
                       Trust to the Servicer for
                       the related Monthly Period                                                                 $21,875.00

                (c)    The amount of the Collateral
                       Interest Servicing Fee payable
                       by the Trust to the Servicer for
                       the related Monthly Period                                                                 $22,916.67

         7.     Reallocations

                (a)    The amount of Reallocated
                       Collateral Principal
                       Collections with respect to
                       this Distribution Date                                                                          $0.00

                (b)    The amount of Reallocated
                       Class B Principal Collections
                       with respect to this Distri-
                       bution Date                                                                                     $0.00

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                (c)    The Collateral Interest as
                       of the close of business on
                       this Distribution Date                                                                 $27,500,000.00

                (d)    The Class B Investor Interest
                       as of the close of business
                       on this Distribution Date                                                              $26,250,000.00

         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of
                       Collections of Finance Charge
                       Receivables processed during the
                       related Monthly Period which
                       were allocated in respect of the
                       Class A Certificate                                                                     $5,884,956.55

                (b)    The aggregate amount of
                       Collections of Finance Charge
                       Receivables processed during the
                       related Monthly Period which
                       were allocated in respect of
                       the Class B Certificates                                                                  $346,173.91

                (c)    The aggregate amount of
                       Collections of Finance Charge
                       Receivables processed during the
                       related Monthly Period which
                       were allocated in respect of
                       the Collateral Interest                                                                   $362,658.39

         9.     Principal Funding Amount

                (a)    The principal amount on
                       deposit in the Principal
                       Funding Account on the
                       related Transfer Date                                                                           $0.00

                (b)    The Accumulation Shortfall
                       with respect to the related
                       Monthly Period                                                                                  $0.00

                (c)    The Principal Funding In-
                       vestment Proceeds deposited
                       in the Finance Charge Account


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                       on the related Transfer Date                                                                    $0.00

                (d)    The amount of all or the
                       portion of the Reserve Draw
                       Amount deposited in the
                       Finance Charge Account on the
                       related Transfer Date from
                       the Reserve Account                                                                             $0.00

         10.    Reserve Draw Amount                                                                                    $0.00

         11.    Cash Collateral Account

                (a)    The principal amount on deposit in
                       the Cash Collateral Account on
                       the related Transfer Date (before
                       giving effect to any deposits or
                       withdrawals                                                                            $10,000,000.00

                (b)    The Required Draw Amount on
                       the related Transfer Date                                                                       $0.00

                (c)    The principal amount on deposit in
                       the Cash Collateral Account on
                       the related Transfer Date (after
                       giving effect to any deposits or
                       withdrawals)                                                                           $10,000,000.00

                (d)    The Required Cash Collateral
                       Amount (after giving effect to
                       any deposits, withdrawals, or
                       payments)                                                                              $10,000,000.00




         12.    Available Funds

                (a)    The amount of Class A
                       Available Funds on deposit
                       in the Finance Charge Account
                       on the related Transfer Date                                                            $5,884,956.55

                (b)    The amount of Class B
                       Available Funds on deposit


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                       in the Finance Charge Account
                       on the related Transfer Date                                                              $346,173.91

                (c)    The amount of Collateral
                       Available Funds on deposit in
                       the Finance Charge Account on
                       the related Transfer Date                                                                 $362,658.39

         13.    Portfolio Yield

                (a)    The portfolio yield for the
                       related Monthly Period                                                                        13.2310%

                (b)    The Portfolio Adjusted Yield
                       for the related Monthly Period                                                                 4.5516%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period
                ending on this Distribution Date                                                                      5.6797%
                7/15/97 - 8/15/97

         THE FIRST NATIONAL BANK
         OF ATLANTA
         SERVICER
                                          By:______________________
                                               Name:  Cecile K. Bazaz
                                               Title:  Senior Vice President

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